UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant □

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□ Preliminary Proxy Statement

□ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

■ Definitive Proxy Statement

□ Definitive Additional Materials

□ Soliciting Material Under to § 240.14a-12

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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 Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies: _______________________________________________

(2)

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(3)

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(4)

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(5)

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(1)

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(2)

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(4)

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HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

September 22, 2014

Dear Stockholder:

You are cordially invited to attend our 2014 Annual Meeting of Stockholders to be held on Tuesday, October 21, 2014, at 12:00 p.m. Central Time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2014 Annual Meeting of Stockholders.

The “e-proxy” rules promulgated by the Securities and Exchange Commission, allow us to furnish proxy materials to our stockholders via the Internet.  On or about September 22, 2014, we are mailing to our stockholders (other than those stockholders who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials.  On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of our proxy materials referred to in the Notice of Internet Availability of Proxy Materials on the Internet website cited therein and in the accompanying Proxy Statement.  These proxy materials will be available free of charge.

Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2014 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2014 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. I urge you to authorize a proxy to vote your shares via the Internet at [https://materials.proxyvote.com/], or by calling the toll-free telephone number, 1-800-880-2212, or, if you requested printed materials, by signing, dating and promptly returning your proxy card enclosed with the proxy materials.

Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2014 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2014 Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT.  THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT AND INTEREST IN OUR COMPANY.

Sincerely,

/s/ ALLEN R. HARTMAN

Allen R. Hartman

Chairman, President and Chief Executive Officer

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 21, 2014

To Hartman Short Term Income Properties XX, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of Hartman Short Term Income Properties XX, Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Tuesday, October 21, 2014, at 12:00 p.m. Central Time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057. The purposes of the meeting are to:

1.

Elect to our board of directors three Directors to hold office until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.

To ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the year ending December 31, 2014.

3.

Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on August 25, 2014 are entitled to receive this notice and to vote at the Annual Meeting or any adjournment or postponement thereof.  We reserve the right, in our sole discretion, to adjourn the 2014 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.

You may obtain directions to attend the 2014 Annual Meeting of Stockholders of the Company by calling toll free 1-800-880-2212.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO READ THE PROXY STATEMENT AND VOTE YOUR SHARES AS SOON AS POSSIBLE. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

/s/ LOUIS T. FOX, III

Louis T. Fox, III

Acting Secretary

Houston, Texas

September 22, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 21, 2014:

Our proxy statement, form of proxy card and 2013 Annual Report are also available at: https://materials.proxyvote.com

TABLE OF CONTENTS

PROXY STATEMENT	2
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2
PROPOSAL 1	6
EXECUTIVE OFFICERS	8
CORPORATE GOVERNANCE	9
CODE OF BUSINESS CONDUCT AND ETHICS	12
COMPENSATION OF OUR DIRECTORS AND EXECUTIVE OFFICERS	12
BENEFICIAL OWNERSHIP OF EQUITY SECURITIES	13
PROPOSAL 2	15
AUDIT COMMITTEE REPORT TO STOCKHOLDERS	18
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	19
ANNUAL REPORT	20
STOCKHOLDER PROPOSALS	21
OTHER MATTERS	21

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Hartman Short Term Income Properties XX, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) to be held on Tuesday, October 21, 2014, at 12:00 p.m. Central Time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of the Annual Meeting of Stockholders provided with the proxy statement.

This proxy statement, form of proxy, and voting instructions are first being mailed or given to shareholders on or about September 22, 2014.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:

Why did you send me this proxy statement?

A:

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2014 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:

What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you submit your proxy, you are appointing Allen R. Hartman and Louis T. Fox, III, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2014 Annual Meeting. They will vote your shares of common stock as you instruct, unless you submit your proxy without instructions.  In this case they will vote FOR all of the director nominees and FOR the ratification of the auditors. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not submit your proxy. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone, fax or electronically) as soon as possible whether or not you plan on attending the meeting in person.

Q:

When is the annual meeting and where will it be held?

A:

The 2014 Annual Meeting will be held on Tuesday, October 21, 2014, at 12:00 p.m. local time at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

Q:

What proposals will be voted on at the 2014 Annual Meeting?

A:

The following proposals are scheduled for a vote at the 2014 Annual Meeting:

(1)

the election to our board of directors of three nominees named in this proxy statement to serve until the Company’s 2015 Annual Meeting of Stockholders and until each of their successors are duly elected and qualified; and

(2)

the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

As of the date of this proxy statement, we are not aware of any other matter that will be presented for consideration at the 2014 Annual Meeting.  No cumulative voting is authorized, and dissenter’s rights are not applicable to matters being voted upon.

Q:

How does the Board of Directors recommend I vote on the proposals?

A:

The Board of Directors recommends a vote (1) FOR each of the nominees for election as director who are named as such in this proxy statement, and (2) FOR the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

Q:

Who is entitled to vote?

A:

As of the close of business on the record date of August 25, 2014, there were 7,196,928 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on August 25, 2014 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:

What is a “quorum”?

A:

The presence in person or by proxy at the 2014 Annual Meeting of stockholders entitled to cast a majority of all votes entitled to be cast at the 2014 Annual Meeting on any matter shall constitute a “quorum.”  There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:

Why didn’t I receive a paper copy of the proxy statement?

A:

The rules of the Securities and Exchange Commission (“SEC”) allow us to furnish proxy materials to our stockholders electronically.  In an effort to lower the costs of delivery of proxy materials, as well as to reduce our use of paper, we have elected to take advantage of these rules by only mailing materials to those stockholders who specifically request a paper copy. On or about September 22, 2014, all stockholders were mailed a Notice of Internet Availability of Proxy Materials that contained an overview of the proxy materials and explained several methods by which stockholders could view the proxy materials online or request to receive a printed copy of the proxy materials via regular mail or email.  There is no charge for requesting a printed copy.  The Notice of Internet Availability of Proxy Materials includes a website address that provides you with instructions on how to view our proxy materials on the Internet and how to request a printed copy of the proxy materials.

Q:

How do I vote?

A:

You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy by mail, by telephone or over the Internet.  If you attend the annual meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you provide a proxy, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director, FOR the ratification of the auditors and with respect to any other proposals to be voted upon, in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in the discretion of the proxies.

You may authorize a proxy in three ways:

•

Online.  You can access the proxy materials and vote at www.proxyvote.com.  To vote online, you must have a shareholder identification number provided in the Notice Regarding the

Availability of Proxy Materials.

•

By telephone.  If you received printed materials, besides voting online, you also have the option to vote by telephone by following the “Vote by Phone” instructions on the proxy card.

•

By regular mail.  If you requested printed materials and would like to vote by mail, then please mark, sign and date your proxy card enclosed with the printed materials and return it promptly in the postage-paid envelope provided.

If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the 2014 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:

Will my vote make a difference?

A:

Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company.

Q:

What if I vote by proxy and then change my mind?

A:

If you are a stockholder of record as of August 25, 2014, you have the right to revoke your proxy at any time before the proxy is exercised at the 2014 Annual Meeting by:

(1)

notifying Louis T. Fox, III, our Acting Secretary, in writing at our offices located at 2909 Hillcroft, Ste. 420, Houston, Texas 77057;

(2)

attending the 2014 Annual Meeting and voting in person (your attendance at the 2014 Annual Meeting will not cause your previously granted proxy to be revoked unless your specifically so request); or

(3)

returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

To revoke a proxy previously submitted by mail, telephone, fax or internet, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, telephone, fax and internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.

If you hold shares of our common stock in “street name” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:

How will voting on any other business be conducted?

A:

Other than matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2014 Annual Meeting, if any other business is properly presented at the annual meeting, your proxy gives authority to Allen Hartman, our President and CEO, and Louis Fox, our CFO, Treasurer and Acting Secretary, the individuals named as proxy holders, to vote on such matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.

Q:

Who pays the cost of this proxy solicitation?

A:

The Company will pay all the costs of soliciting these proxies.  We have engaged Broadridge Financial Solutions, Inc. to assist with the solicitation of proxies in conjunction with the 2014 Annual Meeting and will pay Broadridge an aggregate fee of up to $6,000 plus out-of-pocket costs.  We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:

Is this proxy statement the only way that proxies are being solicited?

A:

No. In addition to providing this proxy material, our Directors and officers, and employees of Hartman Advisors, LLC, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our Directors or officers, or to employees of Hartman Advisors, LLC, for such solicitation services.

Q:

Where can I find the voting results of the 2014 Annual Meeting?

A:

The Company will report voting results by filing with the SEC a Current Report on Form 8-K within four business days following the date of the 2014 Annual Meeting.  If final results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:

Whom should I call if I have any questions?

A:

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or voting instructions, you should contact:

Investor Relations

2909 Hillcroft, Ste. 420

Houston, Texas 77057

Call toll free at (800) 880-2212

Facsimile 713-973-8912

Q:

Where can I find more information?

A:

We file annual, quarterly, current reports and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

PROPOSAL 1

ELECTION OF DIRECTORS

At the 2014 Annual Meeting, you and the other stockholders will vote on the election of all three members of our Board of Directors. Those persons elected will serve as Directors For a term of office commencing on the date of the 2014 Annual Meeting and ending on the date of the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The Board of Directors has nominated the following people for re-election as Directors:

·

Allen Hartman

·

Jack Tompkins

·

Rick Ruskey

Each of the nominees for director is a current member of our Board of Directors. Our Board of Directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company through their participation on the Board of Directors. The principal occupation and certain other information about the nominees are set forth below.

If you provide a proxy, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares FOR the election of the nominees listed above. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he will serve on OUR Board of Directors for a one-year term and until his or her successor has been elected and qualified. If any nominee becomes unable or unwilling to stand for re-election, the board may designate a substitute nominee or fill the vacancy through a majority vote of the remaining Directors.  If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee. We are not aware of any family relationship among any of the nominees to become members of our Board of Directors or executive officers of our Company. Each of the nominees for election has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a member to our Board of Directors except that each nominee has agreed to serve as a member of our Board of Directors if elected.

Vote Required; Recommendation

The vote of holders of a majority of all shares present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the Board of Directors, is necessary for the election of a director. For purposes of the election of Directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly authorized proxy, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly authorized proxy, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees you specifically list. A properly authorized proxy, indicating “WITHHOLD ALL” will be considered a vote against all Directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE THREE NOMINEES FOR ELECTION AS DIRECTORS

Information about Director Nominees

The following table and biographical descriptions set forth information with respect to the individuals who are our nominees for election to our Board of Directors. Each nominee currently is a director of the Company.

Name	Age	Position
Allen R. Hartman	62	Chairman of the Board, Chief Executive Officer and President
Jack I. Tompkins	68	Director (Independent)
Richard R. Ruskey	59	Director (Independent)

Allen R. Hartman, age 62, has served as our CEO and Chairman of our Board of Directors as well as President of our advisor, Hartman Advisors, and our property manager, Hartman Income REIT Management, Inc. (“HIRM”) since our inception in February, 2009. In 1984, Mr. Hartman formed Hartman Management and began sponsoring private real estate investment programs. Over the next 24 years, Mr. Hartman built Hartman Management into one of the leading commercial property management firms in the state of Texas and sponsored 20 privately offered programs and one publicly offered program that invested in commercial real estate in Houston, San Antonio and Dallas, Texas. In 1998, Mr. Hartman merged the Hartman real estate programs and formed Hartman Commercial Properties REIT (HCP REIT), now known as Whitestone REIT. He served as CEO and Chairman of the Board of HCP REIT until October, 2006. In April, 2008, Mr. Hartman merged 4 of the 5 Hartman programs to form Hartman Income REIT, Inc. (HIREIT) and contributed the assets and ongoing business operations of Hartman Management into HIRM, a wholly owned subsidiary of HIREIT. Currently Mr. Hartman oversees a staff of 60 employees who manage 38 commercial properties encompassing over 4.8 million square feet. In addition to his day-to-day management responsibilities, Mr. Hartman serves as the principal officer of each Hartman sponsored investment program. Mr. Hartman attended the University of Colorado and studied Business Administration.

Our board of directors, excluding Mr. Hartman, has determined that the leadership positions previously and currently held by Mr. Hartman, and the extensive experience Mr. Hartman has accumulated from acquiring and managing investments in commercial real estate and debt, have provided Mr. Hartman with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Accordingly, our board of directors has determined that Mr. Hartman is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Jack I. Tompkins, age 68, has served as an independent director of the Company since our inception in February, 2009.  Mr. Tompkins has served since 1998 as Chairman and CEO of ARTA Equity Advisors, L.L.C., which was formed to engage in various entrepreneurial opportunities. After obtaining his MBA from Baylor University, Mr. Tompkins began his career with Arthur Young & Co., working as a certified public accountant there for three years before joining Arthur Andersen, L.L.P., where he was elected to the partnership in 1981 and served until 1988. While at Andersen he was in charge of the Merger and Acquisition Program for the Houston office as well as head of the Natural Gas Industry Group. From 1988 until October 1996, Mr. Tompkins served as Chief Financial Officer, Senior Vice President and Chief Information, Administrative & Accounting Officer of a large publicly traded energy company. Corporate functions reporting to Mr. Tompkins included financial planning, risk management, tax, accounting, information systems, administration and internal audit. Mr. Tompkins served as Chairman and CEO of Automotive Realty Trust Company of America from its inception in 1997 until its sale to a publicly traded REIT in January 1999. Automotive Realty was formed to engage in the business of consolidating real estate properties owned by automobile dealerships into a REIT. From March to September of 1999, Mr. Tompkins served as interim Executive Vice President and CFO of Crescent Real Estate Equities as the Company restructured. Mr. Tompkins served as an independent director of Hartman XIX from July 2009 until March 2010 and as an independent director of Hartman Income REIT from January 2008 until July 2009. Mr. Tompkins previously served on the Board of Directors of Bank of America Texas and Michael Petroleum Corp. He is a member of American Institute of Certified Public Accountants.

Our board of directors, excluding Mr. Tompkins, has determined that the experience as a certified public accountant and leadership positions previously and currently held by Mr. Tompkins, including experience Mr. Tompkins has accumulated from acquiring and managing investments in commercial real estate and debt, have provided Mr. Tompkins with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Accordingly, our board of directors has determined that Mr. Tompkins is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

Richard R. Ruskey, age 59, has served as an independent director of the Company since April, 2011.  Mr. Ruskey began his professional career in 1978 as a Certified Public Accountant with the accounting firm of Peat, Marwick, Mitchell, & Co. in St. Louis, Missouri where he obtained extensive experience in both the audit and tax departments.  In 1983 he joined the firm of Deloitte, Haskins, & Sells as a manager in the tax department.  In 1986 Mr. Ruskey transitioned into the security brokerage industry as the chief financial officer of Westport Financial Group.  Within a one year period he became a full-time broker and due diligence officer for the firm.  In 1990 he continued his career in financial services by joining the broker dealer firm of R. T. Jones Capital Equities, Inc. where he served as due diligence officer.  In 2010, Mr. Ruskey left R.T. Jones and in June 2010 joined the broker dealer firm of Moloney Securities Co. Inc. where he currently serves as an investment broker and due diligence officer.  Mr. Ruskey received dual B.S. degrees in Accounting and Finance in 1978 from Southern Illinois University – Carbondale. He is a Certified Public Accountant and Certified Financial Planner and is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.  He has been an active investor in numerous real estate and business ventures throughout his 30 year career in financial services.

Our board of directors, excluding Mr. Ruskey, has determined that the experience as a certified public accountant and leadership positions previously and currently held by Mr. Ruskey, including experience Mr. Ruskey has accumulated from analyzing and advising with respect to investments in commercial real estate and debt, have provided Mr. Ruskey with the experiences, attributes and skills necessary to effectively carry out the duties and responsibilities of a director. Accordingly, our board of directors has determined that Mr. Ruskey is a highly qualified candidate for directorship and should therefore continue to serve as one of our directors.

EXECUTIVE OFFICERS

In addition to Allen R. Hartman, our Chairman of the Board, Chief Executive Officer and President, the following individuals serve as executive officers of the Company:

Louis T. Fox, III, age 53, is our Chief Financial Officer and Treasurer. Mr. Fox also serves as Chief Financial Officer for our advisor and our property manager. He has responsibility for financial reporting, accounting, treasury and investor relations. Prior to joining Hartman Management (now, HIR Management) in March, 2007, Mr. Fox served as Chief Financial Officer of Legacy Brands, a restaurant group from April, 2006 until January, 2007. Prior to that, Mr. Fox served as Chief Financial Officer of Unidynamics, Inc., a specialized EPC manufacturer of unique handling system solutions for the marine and energy industries from January, 2004 until April, 2006. He also served as Treasurer and CFO of Goodman Manufacturing, a major manufacturer of residential and commercial HVAC products for 9 years prior to that. In addition to his years of experience in the manufacturing industry, he has served in senior financial positions in the construction and debt collection service concerns. Fox is a former practicing certified public accountant. He received a Bachelor of Arts degree in accounting from the University of Texas at San Antonio. He started his career as a tax accountant with Arthur Andersen & Co.

Katherine N. O’Connell, age 49, is our General Counsel. Mrs. O’Connell also serves as General Counsel for both our advisor and property manager. In this capacity, Mrs. O’Connell manages our advisor’s in-house legal department and is responsible for all legal matters affecting the Hartman companies. Before joining Hartman Income REIT Management in November 2013, Mrs. O’Connell acted as project manager for a reconstruction and environmental remediation matter from 2011 to 2013.  Mrs. O’Connell has spent over 20 years in corporate and private practice, primarily in real estate, corporate law, bankruptcy and civil litigation including her clerkship for the Honorable Wayne R. Andersen, U.S. District Court for the Northern District of Illinois from 1993 to 1995.  Mrs. O’Connell served as Counsel To The Real Estate and Litigation groups at Gardner, Carton & Douglas LLP from 1996 to 2005.  Mrs. O’Connell served as Senior Attorney to the Corporate/Real Estate group at BP America, Inc. from 2005 to 2011.  Mrs. O’Connell graduated from the University of Illinois with a B.A. degree in Political Science and continued her education at the American University, Washington College of Law where she received her J.D.

For biographical information regarding Mr. Hartman, see — “Director Nominees” above.

CORPORATE GOVERNANCE

Board of Directors

In accordance with applicable law and our Charter and bylaws, the business and affairs of the Company are managed under the direction of our Board of Directors.

Board Membership Criteria and Selection of Directors

The Nominating and Corporate Governance Committee (“Nominating Committee”) of the Board of Directors annually reviews the appropriate experience, skills and characteristics required of Board members in the context of the then-current membership of our Board. This assessment includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent Directors nominated by our Board of Directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our Directors must be independent, as defined in our Charter. Moreover, as required by our Charter, at least one of our independent Directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The Board of Directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended to the Board of Directors by our Nominating Committee.  All director nominees then stand for election by the stockholders annually.

In its nomination review process, the Nominating Committee solicits candidate recommendations from its own members and management of the Company.  The Nominating Committee may engage the services of a search firm to assist in identifying potential director nominees. The Nominating Committee also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by the Nominating Committee, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential Directors, the Nominating Committee will consider each candidate without regard to the source of the recommendation and take into account those factors that the Nominating Committee determines are relevant. Stockholders may directly nominate potential Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Section 11 of our bylaws.

In considering possible candidates for election as a director, the Nominating Committee is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; (v) represent the long-term interests of our stockholders as a whole; and (vi) represent a diversity of background and experience.

Board Meetings and Annual Stockholder Meeting

The Board of Directors held four meetings during the fiscal year ended December 31, 2013. Each director attended all of his Board and committee meetings in 2013. Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage all of our Directors to attend our annual meetings to foster communication between stockholders and the Board of Directors.  All of our then current directors attended the 2013 Annual Meeting of Stockholders.

Independence

As required by our Charter, a majority of the members of our Board of Directors must qualify as “independent” as defined by our Charter and affirmatively determined by our Board of Directors.  Our Board of Directors consults with legal counsel and counsel to the independent Directors to ensure that our Board’s determinations are consistent with our Charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the Board has determined that Messrs. Tompkins and Ruskey, who comprise the majority of our Board, qualify as independent Directors, as defined in our Charter.  Our remaining director, Allen R. Hartman, is affiliated with us and therefore is not considered an “independent director” as defined in our Charter.

Board Committees

Audit Committee

Our Board of Directors has a separately designated standing Audit Committee.  The Audit Committee meets on a regular basis at least four times a year. Our Audit Committee is comprised of our two independent Directors, Jack Tompkins and Richard Ruskey. Our Board of Directors has adopted a written Audit Committee Charter, a copy of which is posted on the Company’s web site at www.hartmaninvestment.com. The primary purposes of the Audit Committee are to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the independent auditors and our internal audit function.  All of the members of our Audit Committee are “independent” as defined by our Charter.  All of the members of the Audit Committee have significant financial and/or accounting experience.  Our Board of Directors has determined that Mr. Tompkins, Chairman of the Audit of Committee, satisfies the SEC requirements for and serves as our “audit committee financial expert.”

The Audit Committee held four meetings during the year ended December 31, 2013.

Compensation Committee

We have established a Compensation Committee to assist our Board of Directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our officers, if any, and our Directors, and our employees in the event we ever have employees. Our Compensation Committee is comprised of our two independent Directors, Jack I. Tompkins and Richard R. Ruskey. Our Board of Directors has adopted our Compensation Committee Charter, a copy of which is posted on the Company’s web site at www.hartmaninvestment.com. The primary duties of the Compensation Committee include reviewing all forms of compensation for our executive officers, if any, and our Directors; approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising on changes in compensation of members of the Board of Directors.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee (“Nominating Committee”). Our Nominating Committee is comprised of our two independent Directors, Jack I. Tompkins and Richard R. Ruskey. Our Board of Directors has adopted our Nominating Committee Charter, a copy of which is posted on the Company’s web site at www.hartmaninvestment.com. The Nominating Committee will recommend nominees to serve on our Board of Directors. The Nominating Committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in our bylaws. Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 120 and 150 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our Directors take a critical role in guiding our strategic direction and oversee our management, Board candidates must demonstrate broad-based business and professional skills and experiences, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, Directors must have time available to devote to Board activities and to enhance their knowledge of our industry. The Nominating Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of the Board at a given point in time and shall periodically review and recommend for approval by the Board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken into account favorably in considering individual candidates. The nominating committee will evaluate the qualifications of each director candidate against these criteria in making its recommendation to the Board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to our bylaws will be no different than the process for evaluating other candidates considered by the Nominating Committee.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our Board of Directors. Such parties can contact the Board by mail at: Chairman of the Hartman Short Term Income Properties XX, Inc. Audit Committee, c/o Corporate Secretary, 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

The chairman of the Audit Committee will receive all communications made by these means, and will distribute such communications to such member or members of our Board of Directors as deemed appropriate by the chairman of the Audit Committee, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the Audit Committee to the members of the Audit Committee for review.

Board Leadership Structure

Allen R. Hartman serves as both our Chairman of the Board and Chief Executive Officer. The Board of Directors believes that independent oversight of management is an important component of an effective Board of Directors. The independent Directors have determined that the most effective leadership structure for our Company at the present time is for our Chief Executive Officer to also serve as Chairman of the Board of Directors. The independent Directors believe that because our Chief Executive Officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, our Chief Executive Officer is the director best qualified to act as Chairman of the Board. The Board of Directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the Board of Directors believes that the current structure is appropriate, as all of our independent directors are actively involved in board meetings.  Our Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The Board of Directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve by separating the roles of Chairman of the Board and Chief Executive Officer. Our governance practices provide for strong independent leadership, independent discussion among Directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

·

A majority of our Directors are independent Directors. Each director is an equal participant in decisions made by the full Board of Directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates, must be approved by a majority of the independent Directors. The Audit Committee is comprised entirely of independent Directors.

·

Each of our Directors is elected annually by our stockholders.

·

Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our Board of Directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent Directors, on an annual basis.

The Board’s Role in Risk Oversight

Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success.

The full Board of Directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our executive officers and our advisor. In particular, the Board of Directors may determine at any time to terminate our external advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement with our advisor, on an annual basis.

In addition, the Audit Committee is responsible for assisting the Board of Directors in overseeing the Company’s management of risks related to financial reporting. The Audit Committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The Audit Committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the Audit Committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

CODE OF BUSINESS CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our Board of Directors, all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and the employees of our advisor. The policy may be located on our website at www.hartmaninvestment.com.  If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

COMPENSATION OF OUR DIRECTORS AND EXECUTIVE OFFICERS

Directors who are also officers or employees of the Company, our advisor or their affiliates, which Mr. Hartman, do not receive any compensation or remuneration for their service on our Board of Directors or any of its committees.

Each of our independent non-employee director receives compensation for service on the Board of Directors and any of its committees as provided below.  We pay each of our independent directors the following compensation:

·

an annual retainer of $10,000;

·

$1,000 for each Board meeting attended in person;

·

3,000 shares of restricted common stock annually; and

·

$500 for each committee meeting attended in person (committee chairmen receive no additional compensation for serving in that capacity).

All Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

The following table sets forth the compensation we paid to our directors during the fiscal year ended December 31, 2013:

Name		Fees Earned or Paid in Cash		Stock Awards (1)	Option Awards	All Other Compensation		Total
Allen Hartman	$	-------	$	-------	-------	-------	$	-------
Jack Tompkins		$16,000		$$37,500	-------	-------		$$53,500.
Rick Ruskey		$16,000		$$30,000	-------	-------		$$46,000.
TOTAL		$32,000		$$67,500	-------	-------		$$99,500.

__________________

(1)

The amounts shown in this column reflect the aggregate fair value of shares of restricted stock granted under our stock incentive plan computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

Compensation of Executive Officers

We currently have no employees.  Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Hartman Advisors, our advisor, and its affiliates, Hartman Income REIT Management, Inc., our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse Hartman Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

Compensation Committee Interlocks and Insider Participation

The Company does not separately compensate its executive officers and has no employees. During the fiscal year ended December 31, 2013, our executive officers, Messrs. Hartman and Fox and Mrs. O’Connell, all served as executive officers of HIRM and HIREIT. In addition, Mr. Hartman served as a director of HIREIT. Since Messrs. Hartman and Fox and Mrs. O’Connell are also officers of our advisor and its affiliates, they did not receive any separate compensation from us for service as our executive officers and/or Directors, and also did not receive any separate compensation for their service as executive officers and/or Directors of those entities. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2013 between the Company and companies with which Messrs. Hartman and Fox and Mrs. O’Connell are affiliated.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of September 15, 2014, regarding the beneficial ownership of our common stock by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our Board of Directors, (3) our executive officers, and (4) all of our Board of Directors and executive officers as a group. The percentage of beneficial ownership is calculated based on shares of common stock outstanding as of September 15, 2014. The address of each beneficial owner listed below is c/o Hartman Short Term Income Properties XX, Inc., 2909 Hillcroft, Ste. 420, Houston, Texas 77057.

Name of Beneficial Owner	Amount and Nature of Shares Beneficially Owned (1)
	Number	Percentage
Allen R. Hartman (2)	21,981	*
Louis T. Fox, III	0	-
Jack I. Tompkins	15,750	*
Rick R. Ruskey	11,250	*
All Officers and Directors as a group	48,981	*

* Represents less than 1% of the outstanding common stock.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following September 3, 2014. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Includes 19,000 shares owned by Hartman XX Holdings and 2,981 shares owned Mrs. Allen (Lisa) Hartman. Mr. Hartman is the sole stockholder of Hartman XX Holdings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of our common stock to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2013 or written representations that no additional forms were required, we believe that all required Section 16(a) filings were timely and correctly made by reporting persons during 2013.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and appointed the firm of Weaver and Tidwell, L.L.P. (“Weaver”) to act as our independent registered public accounting firm for the year ending December 31, 2014.  Ratification of the appointment of Weaver requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting at which a quorum is present.  Any shares not voted, whether by abstention, “broker non-vote” or otherwise, have no impact on the vote.

Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise, we are submitting the selection of Weaver to our stockholders for ratification as a matter of good corporate governance practice.  Even if the selection is ratified, our Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company.

A representative of Weaver is expected to be available during the 2014 Annual Meeting, will have an opportunity to make a statement, and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

Independent Registered Public Accounting Firm

During the year ended December 31, 2013, Weaver and Tidwell, L.L.P. served as our independent auditors. The Audit Committee has selected Weaver as our independent auditors to audit our financial statements for the year ending December 31, 2014. The Audit Committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

Independent Registered Public Accounting Firm Fees

The Audit Committee reviewed the audit services performed by Weaver, as well as the fees charged by such services. In its review of the non-audit services and fees, the Audit Committee considered whether the provision of such services is compatible with maintaining the independence of Weaver.  The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements, by Weaver for the years ended December 31, 2013 and December 31, 2012 are set forth in the table below.

	2013	2012
Audit fees	$112,000	$45,000
Audit-related fees	79,000	17,500
Tax fees	5,350	11,900
All other fees	-	-
Total	$196,350	$74,400

For purposes of the preceding tables, Weaver’s professional fees are classified as follows:

●

Audit fees—These are fees for professional services performed for the audit of our annual financial statements, the required review of quarterly financial statements, registration statements and other procedures performed by Weaver in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

●

Audit-related fees—These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as audits and due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

●

Tax fees—These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

●	All other fees—These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The Audit Committee’s charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre- approval, it will require “specific” pre-approval by the Audit Committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the Audit Committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the Audit Committee has been delegated the authority to specifically pre- approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the Audit Committee prior to engagement of Weaver. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the Audit Committee in accordance with this policy are to be disclosed to the full Audit Committee at the next regularly scheduled meeting.

All services rendered by Weaver for the years ended December 31, 2013 and December 31, 2012, were pre-approved in accordance with the policies and procedures described above.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The Audit Committee of the Board of Directors operates under a written charter.  The Audit Committee is composed of two independent Directors.  The primary purposes of the Audit Committee are to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the independent auditors and our internal audit function.  All of the members of our Audit Committee are “independent” as defined by our Charter.  All of the members of the Audit Committee have significant financial and/or accounting experience.  Our Board of Directors has determined that Mr. Tompkins, Chairman of the Audit of Committee, satisfies the SEC requirements for and serves as our “audit committee financial expert.”

Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting.  The independent registered accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.  Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The Audit Committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with generally accepted accounting principles and that the independent auditors are in fact “independent.”

In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the 2013 audited financial statements with management and discussed the quality and acceptability of the financial reporting and controls of the Company.

The Audit Committee reviewed with Weaver, which was responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has received the written disclosures and the letter required from Weaver required by the PCAOB regarding Weaver’s communications with the Audit Committee concerning independence and discussed with Weaver their independence from us.  In addition, the Audit Committee considered whether Weaver’s provision of non-audit services is compatible with Weaver’s independence.

The Audit Committee discussed with Weaver the overall scope and plans for the audit. The Audit Committee meets periodically with Weaver, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the 2013 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 31, 2014.

September 22, 2014

Audit Committee of the Board of Directors:

Jack Tompkins (Chairman)

Rick Ruskey

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following describes all relationships and transactions since the beginning of 2012 and currently proposed transactions involving us, our Board of Directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.

Advisory Agreement

We are party to an Advisory Agreement with Hartman Advisors whereby Hartman Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to Hartman Advisors a monthly asset management fee equal to one-twelfth of 0.75% of our average invested assets and reimburse costs and expenses incurred by Hartman Advisors in providing asset management services. We recorded asset management fees and expenses of $369,659 and $219,001 for the years ended December 31, 2013 and December 31, 2012, respectively. We also pay to Hartman Advisors up to 2.5% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. We recorded asset acquisition fees of $156,870 and $649,005 for the years ended December 31, 2013 and December 31, 2012, respectively. We also pay to Hartman Advisors a financing fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. No such payments were recorded for the years ended December 31, 2013 and 2012.  We reimburse the expenses incurred by Hartman Advisors in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Hartman Advisors for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period.

Our Advisory Agreement has a one-year term expiring February 9, 2015, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent Directors are required to determine, at least annually, that the compensation to Hartman Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our Charter. Upon termination of the Advisory Agreement, we may be required to pay to Hartman Advisors a performance fee similar to the performance fee described above if Hartman Advisors would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Allen R. Hartman, our Chief Executive Officer, President and Chairman of our Board of Directors, owns 70% of the ownership and voting interests of Hartman Advisors. Mr. Hartman also is the chief executive officer and president of Hartman Advisors. Louis T. Fox, III, our Chief Financial Officer and Treasurer, is the executive vice president and chief financial officer of Hartman Advisors and Katherine N. O’Connell, our General Counsel and Secretary is senior vice president, general counsel and secretary of Hartman Advisors.

Property Management and Leasing Agreement

We are party to a Property Management Agreement with Hartman Income REIT Management, Inc. (HIRM).  Pursuant to the agreement, we pay HIRM fees of up to (i) 3.0% - 4.0% of gross revenues for the management of office buildings and (ii) 5.0% of gross revenues for the management of office buildings, retail centers and office/warehouse buildings, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits. We also reimburse HIRM’s costs of managing and leasing the properties.  For the years ended December 31, 2013 and December 31, 2012 we paid our HIRM $272,799 and $170,491, respectively, for property management fees and $247,981 and $660,888, respectively, for leasing commissions.

Our Property Management Agreement has a one-year term expiring February 9, 2015, subject to an unlimited number of successive one-year renewals.

Allen R. Hartman, our chief executive officer, president and chairman of our Board of Directors, indirectly owns 15.46% of the voting interests of HIREIT. Mr. Hartman also is the chief executive officer and president of HIRM. Louis T. Fox, III, our chief financial officer and treasurer, is the executive vice president, chief financial officer and treasurer of HIRM.  Katherine N. O’Connell, our general counsel and secretary, is the senior vice president, general counsel and secretary of HIRM.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our Charter contains a number of restrictions relating to (1) transactions we may enter into with our advisor and its affiliates, (2) certain future offerings, and (3) allocation of investment opportunities among affiliated entities. These restrictions include, among others, the following:

·

We will not purchase or lease properties from our sponsor, our advisor, any of our Directors or any of their respective affiliates unless a majority of the Directors, including a majority of the independent Directors, not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the seller or lessor, unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any property at an amount in excess of its current appraised value. We will not sell or lease properties to our sponsor, our advisor, any of our Directors or any of their respective affiliates unless a majority of the Directors, including a majority of the independent Directors, not otherwise interested in the transaction determines that the transaction is fair and reasonable to us.

·

We will not make any loans to our sponsor, our advisor, any of our Directors or any of their respective affiliates, except that we may make or invest in mortgage loans involving our sponsor, our advisor, our Directors or their respective affiliates, provided, among other things, that an appraisal of the underlying property is obtained from an independent appraiser and the transaction is approved by a majority of the Directors, including a majority of the independent Directors, not otherwise interested in such transaction as fair and reasonable to us and on terms no less favorable to us than those available from unaffiliated third parties. In addition, our sponsor, our advisor, any of our Directors and any of their respective affiliates will not make loans to us or to joint ventures in which we are a joint venture partner unless approved by a majority of our Directors, including a majority of the independent Directors, not otherwise interested in the transaction as fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

·

Hartman Advisors and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner; provided, however, Hartman Advisors must reimburse us for the amount, if any, by which our total operating expenses, including the advisor asset management fee, paid during the immediately prior four consecutive fiscal quarters exceeded the greater of: (i) 2% of our average invested assets for such year, or (ii) 25% of our net income, before any additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of our assets, for such year.

We will not enter into any other transaction with our sponsor, our advisor, any of our Directors or any of their affiliates, including the acceptance of goods or services from our sponsor, our advisor, any of our Directors or any of their affiliates, unless a majority of our Directors, including a majority of the independent Directors, not otherwise interested in the transaction approve such transaction as fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is being mailed to stockholders on or about September 22, 2014 and accompanies this correspondence.

ANY STOCKHOLDER WHO DOES NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE

FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., 2909 HILLCROFT, SUITE 420, HOUSTON, TEXAS 77057, ATTENTION: LOUIS T. FOX, III.

STOCKHOLDER PROPOSALS

Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2015 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2015 proxy materials, our bylaws currently require that the stockholder give advance written notice to our acting secretary, Louis T. Fox, III, at our principal executive offices no earlier than January 20, 2015 and no later than February 19, 2015;  provided, however, that in the event that the date of the 2015 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2014 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2015 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Standard Time, on the later of the 120th day prior to the date of the 2015 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2015 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.

We presently anticipate holding the 2015 Annual Meeting of Stockholders in October 2015.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2014 Annual Meeting of Stockholders other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2013 annual report to stockholders, filed with the SEC, accompanies this correspondence.  ANY STOCKHOLDER WHO DOES NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, MAY REQUEST A COPY WITHOUT CHARGE UPON REQUEST TO INVESTOR RELATIONS AT 1-800-880-2212, OR AT OUR WEBSITE AT www.hartmaninvestment.com.

You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/ LOUIS T. FOX, III

Louis T. Fox, III

Acting Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT